Mineral Rights - Excelsior Springs	9 Months Ended
Sep. 30, 2024
Extractive Industries [Abstract]
Mineral Rights - Excelsior Springs

Note 2 – Mineral Rights - Excelsior Springs

During the year ended December 31, 2021, the Company acquired 100% of Nubian USA from Nubian Resources Ltd. (the “Seller”). Nubian USA holds full ownership of the mining claims comprising the Excelsior Springs Prospect (the “Property”) located in Esmerelda County, Nevada.

The Seller retained a 1% Net Smelter Returns Royalty on the claims it sold to the Company. One-half (0.5%) of the NSR Royalty may be purchased by the Company for CAD $500,000 payable to the Seller. An additional one-half (0.5%) of the NSR Royalty may be purchased by the Company at fair market value.

On June 9, 2022, the Company entered into an agreement to purchase an undivided 100% interest in the Fortunatus and Prout patented lode mining claims in Esmeralda County, Nevada as part of the Excelsior Springs Project for consideration of $185,000. The Agreement was completed in July 2022.

On June 1, 2024 the Company entered into an Asset Purchase Agreement with Silver Reserve Inc. to acquire an 100% interest in 11 unpatented BLM claims covering approximately 220 acres known as the Blue Dick Mine and related mineral claims, together with certain technical data relating to the mining claims. Total consideration paid was $45,000 and a 3% NSR.